SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED JUNE 1, 2006

TO PROSPECTUSES
DATED MAY 1, 2006 AND APRIL 11, 2006

FOR SUN LIFE FINANCIAL MASTERS FLEX NY,
SUN LIFE FINANCIAL MASTERS REWARD NY, and
SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective immediately, the SC FI Large Cap Growth Fund is not available to Owners who purchase their Contracts through Bank of America representatives.